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                                                              Exhibit 10.3.39

                      LIMITED LIABILITY COMPANY AGREEMENT
                      -----------------------------------
                               FEBRUARY 22, 1996
                      -----------------------------------


NEOPROBE CORPORATION, a Delaware corporation ("Neoprobe"), and

PEPTOR CORP., a Delaware corporation ("Peptor").


                                    PREAMBLE

        1. Neoprobe owns or has rights to technology relating to the use of radiolabeled locators (antibodies, peptides and the like) in the detection and differentiation of neoplastic (cancerous) tissue (the "Neoprobe Technology").

        2. Peptor or its affiliates own or have rights to technology relating to peptides and other proteins (including somatostatin analogs) (the "Peptor Proprietary Proteins").

        3. Neoprobe and Peptor desire to organize an entity to facilitate Neoprobe's radiolabeling of Peptor Proprietary Proteins which will be evaluated for use in the detection and differentiation of cancerous tissue using the Neoprobe Technology (the "Business").


                                     TERMS

ARTICLE 1.  THE COMPANY.

        SECTION 1.1. FORMATION. Effective as of the date first set forth above, the parties to this Agreement (who are sometimes referred to as the "Members" and individually as a "Member" herein) hereby form a Limited Liability Company under Title 6, Chapter 18 of the Delaware Code ("DC") for the purposes set forth in Section 1.3 below (the "Company").

        SECTION 1.2. NAME. The name of the Company shall be "Neoprobe - Peptor JV L.L.C."

        SECTION 1.3.  PURPOSE OF THE COMPANY.

                (a) The Company will engage primarily in the Business. The Company may invest in short-term highly liquid investments providing for appropriate safety of principal (such as government obligations, certificates of deposit, money market fund investments, short-term debt obligations and interest-bearing accounts) pending investment of its funds, to provide liquid investments from which to meet expenses of the Company and contingencies and to hold funds pending distribution. Nothing in this Agreement shall be construed to establish any other purpose for the Company, or to constitute the parties as partners, joint venturers or limited liability company members for any other purpose.

                (b) Each Member (acting on its own behalf) may, notwithstanding this Agreement, engage in whatever activities it chooses, whether the same are competitive with the Company or otherwise, without having or incurring any obligation to offer any interest in such activities to the Company or any other Member and neither this Agreement nor any activity undertaken pursuant hereto shall prevent any member or its affiliates from engaging in such activities, or require any Member to permit the Company or


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any other Member to participate in any such activities and, as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes and renounces any such right or claim of participation. Notwithstanding the foregoing, Peptor shall have no right to utilize, directly or indirectly, the Peptor Proprietary Proteins for use with the Neoprobe Technology or any similar derivative technology except pursuant to the provisions hereof.

     SECTION 1.4. OFFICE; AGENT.

         (a) The registered office of the Company in the State of Delaware shall be Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle.

         (b) The principal office of the Company shall be maintained at 425 Metro Place North, Suite 400, Dublin, Ohio 43017-1367, or at such other place as may be selected by the Members from time to time. The Company may also have such other offices as may be determined by the Members from time to time.

         (c) The Corporation Trust Company shall be the registered agent of the Company for service of process in the State of Delaware. Concurrently with the filing of the certificate of formation of the Company, a written appointment of an agent for service of process on the Company was filed. The Members may, from time to time, appoint one or more persons, each of whom is eligible to serve as an agent of a limited liability company for service of process under Delaware law, as the Company's agent for service of process in the State of Delaware to replace the existing agent or if the existing agent dies, resigns or removes himself from Delaware.

         (d) The Members may designate the Company's agent for service of process in jurisdictions other than the State of Delaware. The Members will use their best efforts to designate the Corporation Trust Company or an affiliate thereof as its agent for service of process in all jurisdictions where such designation of an agent for service of process is made.

     SECTION 1.5. TERM. The Company shall commence its business as of the effective date hereof and shall continue perpetually thereafter until it is dissolved pursuant to Article 12 below. However, no dissolution of the Company shall terminate this Agreement, which shall remain in full force and effect, subject to Section 12.1 below, until such time as the business of the Company has been wound-up, the assets of the Company have been liquidated, the liabilities of the Company have been fully paid, the rights and duties of the Members have been fully settled and all relevant statutes of limitation have expired.

     SECTION 1.6. FURTHER DOCUMENTS. The parties hereto shall, from time to time, execute or cause to be executed all such certificates or other documents and do or cause to be done all such filing, recording, publishing or other acts as may be appropriate or necessary to comply with the requirements for the formation and operation of limited liability companies under the laws of the State of Delaware.

ARTICLE 2. CONDUCT OF THE BUSINESS.

     SECTION 2.1. GENERAL. The Members hereby agree that the Business shall include taking such steps as are reasonably necessary to (a) conduct pre-clinical, pilot and Phase I clinical research regarding the diagnosis, therapy and intraoperative detection of cancerous tissue in accordance with the Neoprobe Technology using the Peptor Proprietary Proteins, (b) contract with Neoprobe to conduct Phase II or Phase III clinical trials in Israel or other locations, as the Members may mutually agree, and (c) establish manufacturing, packaging, distribution and marketing capabilities for any resulting technology or products through licensing or otherwise.

     SECTION 2.2. OUTSIDE FUNDING. The Company shall develop, submit and pursue funding proposals with the Bird Foundation to support a portion of the Business. The Company may develop, submit and pursue additional funding proposals with other funding sources as the Members may mutually agree.

     SECTION 2.3. AGREEMENTS. Promptly after the execution hereof, (a) Peptor shall cause Peptor Ltd., a company organized under the laws of Israel and the parent company of Peptor ("Peptor Parent"), to


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enter into an exclusive, long-term supply agreement with the Company on terms no less favorable to the Company than the most favorable terms granted from time to time by Peptor Parent to its other customers (which such terms shall include the remuneration of Peptor Parent on a cost plus basis or some other basis acceptable to the parties) requiring the Company to purchase its requirements of Peptor Proprietary Proteins exclusively from Peptor Parent and requiring Peptor Parent to use its best efforts to supply such quantities of Peptor Proprietary Proteins to the Company, (b) the Company shall enter into a long-term output agreement with Neoprobe requiring Neoprobe to purchase all of the Peptor Proprietary Proteins purchased by the Company from Peptor Parent at the Company's cost therefor, and (c) Neoprobe shall enter into a long-term output agreement with the Company on terms no less favorable to the Company than the most favorable terms granted from time to time by Neoprobe to its other customers requiring the Company to purchase and Neoprobe to sell all of the Peptor Proprietary Proteins radiolabeled by Neoprobe. Such agreements will provide for use of the Peptor Proprietary Proteins with respect to both research and commercial applications. Each such agreement shall contain customary provisions regarding the rights of the parties to enter into the agreement, confidentiality, indemnity and other matters.

     SECTION 2.4. DEVELOPED TECHNOLOGY. Any invention (whether patentable or not), discovery, trade secret, proprietary information, or other intellectual property developed by or for the benefit of the Company (collectively, the "Developed Technology") shall be the exclusive property of the Company and not of any of the Members or any other person. The Company shall have the sole and exclusive right to commercially exploit the Developed Technology. Each Member shall take any and all action necessary or reasonably requested in order to vest in the Company all right, title and interest in, to and under the Developed Technology everywhere in the world and to waive any rights which such Member or any of its employees, agents or affiliates may have or claim therein. Specifically, but without limitation, each Member shall take any and all action necessary to cause any patents issuable with respect to any Developed Technology to be held in the name of the Company.

     SECTION 2.5. OPERATING PLAN. The Members shall cause the Company to prepare, for the approval by the Members not later than 30 days prior to the end of each fiscal year, an annual business plan for the next fiscal year. Each annual business plan shall consist of (a) a budget showing in reasonable detail the projected revenues of the Company for the next fiscal year, all proposed expenses and capital expenditures to be made by the Company during the next fiscal year and the proposed level of and changes in the Company's capital, and
(b) a strategic plan setting forth the Company's goals and objectives regarding the operation and growth of the Company's Business and a description of the methods for accomplishment of those goals and objectives. Any such business plan may also include such other information or matters necessary in order to inform the Members of the Company's affairs and to enable the Members to make an informed decision with respect to their approval of such business plan.

ARTICLE 3. DUTIES OF MEMBERS.

     SECTION 3.1. DUTIES. Each Member shall:

         (a) participate in the conduct of the affairs of the Company and devote reasonable time, energy, resources and ability thereto, but shall be required to devote only such time to the affairs of the Company as such Member determines, in its sole discretion, may be necessary to manage and operate the Company, and shall otherwise be free to serve any other person or enterprise in any capacity that it may deem appropriate in its discretion;

         (b) render to the Company, on demand, true and full information of all things affecting the Company;

         (c) forthwith deliver all money and other property received on account of the Business of the Company to the Company, and account to the Company for any benefit, and hold as trustee for it any profits derived by it from any transaction connected with the conduct of the Business of the Company or from any use by it of the Company's property, assets, employees or credit;


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The obligations of the Members set forth in this Section 3.1 shall not be deemed to be obligations to make contributions to the Company.

     SECTION 3.2. RESTRICTIONS. No Member may, directly or indirectly:

         (a) use or suffer any other person to use anywhere in the world the Confidential Information, or any other properties, assets, employees or credit of the Company for any purpose other than the Business of the Company; nor

         (b) commit or suffer any act to be done which would cause the Company to be subject to dissolution by any third party or by the operation of law.

ARTICLE 4. MANAGEMENT OF THE COMPANY.

     SECTION 4.1. MANAGEMENT BY THE MEMBERS.

         (a) Subject to Section 4.2 below, the Members shall have the power and authority to manage the business of the Company, including, but not limited to, the authority to cause the Company to:

     -   acquire and dispose of property;

     -   hire and discharge employees;

     -   enter into contracts;

     -   borrow money and give security therefor;

     -   confess a judgment;

     -   submit a Company claim or liability to arbitration or reference;

     - prosecute or defend legal actions and proceedings to which the Company is a party; and

     -   delegate their authority to employees of the Company.

         (b) Except as otherwise expressly provided in this Agreement, any difference arising as to ordinary matters connected with the Company business shall be decided by a majority in interest of the Members; but no act in contravention of this Agreement may be done rightfully without the consent of all of the Members. No such approval shall constitute a waiver of any right or remedy of the Company or any Member under this Agreement unless it complies with
Section 13.3 below.

     SECTION 4.2. LIMITATION. The authority granted to the Members under Section
4.1 above is subject to the limitation that unanimous consent of all of the Members is required in order to cause the Company to:

     - merge or consolidate with any other limited liability company, partnership, corporation or other entity or person;

     - assign the Company property in trust for creditors or on the assignee's promise to pay the debts of the Company;

     - enter into a composition or arrangement with the creditors of the Company;

     - file a pleading seeking relief as to the Company under the bankruptcy or insolvency laws or the dissolution or winding-up of the Company or admitting the material allegations of a pleading seeking such relief filed by another;

     - give any guaranty, act as a surety for or assume the liabilities of any person;

     - dispose of the goodwill of the business of the Company or of all or substantially all of the property or goodwill of the Company other than in the ordinary course of its business or by way of distributions to the Members; or

     - do any other act, other than making distributions to the Members, which would make it impossible to carry on the ordinary business of the Company.

     SECTION 4.3. CONSENT OF THE MEMBERS. Whenever this Agreement requires the approval, consent or vote of the Members for the taking of any action,


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such approval, consent or vote shall be given in a writing, setting forth the approval to be granted or action to be taken, which shall be signed by the Members. Such writing may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any Member may execute such writing by signing one or more counterparts thereof. In giving approvals or consents or voting, each Member may act in its own interest and shall have complete discretion as to such approvals, consents and votes. No approval, consent or vote given or made by any Member shall be invalid or wrongful by reason of any relationship among the Members.

     SECTION 4.4. MEMBER REPRESENTATIVES.

         (a) Wherever this Agreement requires or permits any action to be taken by the Members, the Members may act through individual representatives ("Member Representatives"). Each Member shall appoint, from time to time, up to three individuals to be its Member Representatives with respect to the operation and administration of the Company. If a Member appoints more than one Member Representative, it shall designate each such Member Representative as having authority for (i) managerial and administrative matters or (ii) operational and scientific matters. In addition, if a Member appoints more than one Member Representative, it shall designate one such Member Representative as its "Senior Representative" but if a Member has only one Member Representative, he shall be deemed to be the "Senior Representative".

         (b) Each Member Representative so appointed shall serve until notice of his resignation or replacement is given by the appointing Member to all other Members. Any Member may rely conclusively on the actions or statements of a Member Representative as binding the appointing Member and shall have no obligation to inquire into the actual authority of the Member Representative to do so. The Member Representatives originally appointed by each Member are set forth on Schedule A hereof.

ARTICLE 5. ADMINISTRATION; RECORDS.

     SECTION 5.1. RECORDS. The Company shall keep at its principal office determined under Section 1.4 above the following:

     - a current list of the full names in alphabetical order and last known business or residence address of each Member;

     - a copy of the Company's certificate of formation, all amendments thereto, and executed copies of any powers of attorney pursuant to which the certificate or the amendments have been executed;

     - copies of this Agreement, all other written agreements among the Members as to the affairs of the Company and the conduct of its business, any amendment to any of the foregoing and executed copies of any powers of attorney pursuant to which such agreements or amendments have been executed;

     - copies of the federal, state, and local income tax returns and reports of the Company, if any, for the three most recent years; and

     - copies of the financial statements of the Company, if any, for the three most recent years.

     SECTION 5.2. INFORMATION.

         (a) Each Member has the right to obtain from the Company, from time to time and upon reasonable demand, for any purpose reasonably related to the Member's interest in the Company, all of the following:

     - true and full information regarding the status of the business and financial condition of the Company;

     - promptly after becoming available, a copy of the federal, state and local income tax returns of the Company, if any, for each year;


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     -   a current list of the name and last known business, residence or mailing address of each Member;

     - a copy of the certificate of formation, all amendments thereto, and any written powers of attorney pursuant to which the certificate and the amendments have been executed;

     - copies of this Agreement, all other written agreements among the Members as to the affairs of the Company and the conduct of its business, any amendment to any of the foregoing and the powers of attorney pursuant to which such agreements or amendments have been executed;

     - true and full information regarding the date on which each Member became a Member and amount of cash, and a description and statement of the agreed value of any other property or services, contributed by each Member and which each Member has agreed to contribute in the future; and

     - other information regarding the affairs of the Company as is just and reasonable.

         (b) The Company may maintain its records in a form other than a written form if the form used is capable of conversion into written form within a reasonable time.

     SECTION 5.3. CONFIDENTIALITY.

         (a) The terms of this Agreement, all schedules referred to herein, and all of the financial and business records of the Company including all trade secrets, confidential knowledge, data or other proprietary information of the Company, which by way of illustration and not limitation, include scientific, technical and business information relating to products, processes, know-how, designs, formulas, methods, developmental or experimental work, firmware, software (whether executable or source code), improvements, discoveries, plans for research, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers, and information regarding the skills and compensation of other employees of the Company ("Confidential Information"), are sensitive, proprietary information, the disclosure of which could irreparably damage the Company. All Confidential Information shall be held in strictest confidence by the Members and by their agents.

         (b) If any Member is confronted with a discovery request, or with a trial or deposition subpoena seeking Confidential Information, it shall promptly notify the Members thereof so that the need for a protective order or other appropriate remedy may be considered by the Company. The Member subject to the request or subpoena is also obligated to take all reasonable steps to protect the confidentiality of Confidential Information, including, if necessary, seeking a protective order explicitly limiting the persons who have access to such Information, and the manner under which it will be maintained, and seeking agreement that only that portion of the Confidential Information which is legally required will be disclosed.

     SECTION 5.4. SECRETARY. The Members shall appoint a person, who need not be a Member, to be the secretary of the Company. The Secretary shall maintain the records required by Section 5.1 above and shall record and keep the minutes of all meetings of the Members or any committee thereof. The Secretary shall be the custodian of, and shall make or cause to be made the proper entries in, the minute book of the Company and such other books and records as the Members may direct. The Secretary shall have the power and authority to issue written certifications as to the identity and incumbency in any office under this Agreement or the certificate of formation of the Secretary, any Member or other manager or officer of the Company and as to the existence, authenticity and continued effect of the certificate of formation, any amendment thereto, the limited liability company agreement, any amendment thereto, any resolutions or actions of the Members or any committee thereof and any other document that he is required to maintain custody of under the certificate of formation, the limited liability company agreement or law. Any third party to whom such certification is delivered by the Secretary may rely on the statements therein conclusively, in the absence of


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manifest error, and shall have no obligation to inquire beyond the contents thereof.

     SECTION 5.5. ACCOUNTING MATTERS.

         (a) The Members shall cause the Company to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets of the Company and shall devise and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions have been and are executed in accordance with the general or specific authorization of the Members; (ii) transactions have been and are recorded as necessary (A) to permit preparation of financial statements in conformity with this Agreement, and (B) to maintain accountability for assets; (iii) access to assets has been and is permitted only in accordance with the general or specific authorization of the Members; and
(iv) the recorded accountability for assets has been and is compared with the existing assets at reasonable intervals and appropriate action has been and is taken with respect to any difference.

         (b) The Company shall use the accrual method of accounting. The financial statements of the Company shall be prepared in accordance with generally accepted accounting principals consistently applied ("GAAP") and the requirements of Regulation S-X promulgated by the Securities and Exchange Commission ("Regulation S-X"). If the requirements of Section 704 of the Internal Revenue Code of 1986 (the "Code") and the Treasury Regulations thereunder require application of accounting principals which are different than GAAP, the requirements of Section 704 of the Code and the accompanying Treasury Regulations shall be followed to the extent required therein. If GAAP requires that the financial statements of the Company be consolidated with the financial statements of any portfolio company or other entity, then, in addition to consolidated financial statements, the Company shall also prepare and deliver to the Members, at the same time consolidated financial statements are delivered to the Members, financial statements showing the assets and transactions of the Company as an entity separate from any entity with which it is otherwise consolidated.

         (c) The Members shall cause the Company to prepare and deliver the following financial statements and reports to the Members at the following times:

              (i) As soon as practicable after the end of each fiscal year and in any event within 60 days after such fiscal year end, a balance sheet of the Company as of the end of such fiscal year and the end of the previous fiscal year and statements of operations, cash flows and changes in Company equity for such fiscal year and the two most recent previous fiscal years and a schedule showing the capital accounts at the beginning and the end of such fiscal year at the changes therein during such fiscal year, which statements shall be audited and reported on by an independent public accountant of recognized national standing in the United States selected by the Members. Coopers & Lybrand shall serve as the Company's independent public accountants unless and until the Members otherwise agree.

              (ii) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days after the end of each such quarter, a balance sheet of the Company as of the end of each such quarterly period and statements of operations and cash flow for such period and for the current fiscal year to date, prepared in accordance with GAAP and the requirements of Regulation S-X and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year but such financial statements need not be audited nor contain the notes required by GAAP.

         (d) In addition to the financial statements referred to in paragraph
(c) of this Section 5.5 above, the Members shall cause the Company to supply all information necessary to enable each Member to prepare its federal income tax returns and such other information as each Member may reasonably request for the purpose of enabling it to comply with any reporting requirements imposed by any governmental body or officer.

         (e) The fiscal year of the Company shall end on December 31 in each year or on such other date as may be determined by the Members which is


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permissible under the Code and the Treasury Regulations.

         (f) Neoprobe shall be primarily responsible for the accounting matters discussed in this Section unless and until the Members otherwise agree. The Company shall reimburse Neoprobe, promptly upon Neoprobe's request, for its out-of-pocket expenses incurred in connection with such matters.

     SECTION 5.6. FEDERAL TAX MATTERS. Neoprobe is hereby designated as the Tax Matters Partner for the Company as such term is defined in Section 6231 of the Code. The Tax Matters Partner shall keep the other Members informed of all tax issues relating to the Company and all actions taken by the Tax Matters Partner and, whenever feasible, shall consult with the other Members about such issues in advance of taking such actions. In dealing with tax issues on behalf of the Company, the Tax Matters Partner shall give consideration to the best interest of all Members to the extent these are known to the Tax Matters Partner. The Tax Matters Partner may in its sole discretion make or revoke the elections referred to in Section 754 of the Code or any corresponding provisions of state tax laws. All other options or elections under the Code relating to the Company shall be exercised or made by the Tax Matters Partner. Each of the Members will supply the information necessary to properly give effect to such elections upon request of the Tax Matters Partner.

ARTICLE 6. FINANCIAL MATTERS.

     SECTION 6.1. INITIAL CAPITAL CONTRIBUTION. The Members have contributed to the capital of the Company the money or property listed on Schedule A. If property has been contributed, its fair market value is listed on Schedule A. All capital contributions of the Members shall be credited to the Member's capital accounts maintained by the Company in accordance with this Article 6.

     SECTION 6.2. ADDITIONAL CAPITAL CONTRIBUTIONS. Members shall make additional capital contributions from time to time in such amounts as are required by the then-current budget prepared and approved in accordance with
Section 2.5 hereof.

     SECTION 6.3. PRIORITY AND RETURN OF CAPITAL. Except as expressly set forth in this Agreement, no Member shall have priority over any other Member, either as to the return of capital contributions or as to profits, losses or distributions; provided, however, that this Section shall not apply to advances or loans that a Member has made to the Company. No Member shall demand or receive a return of, nor any interest, salary or other return with respect to, its capital contributions, capital account or for services rendered on behalf of the Company or otherwise in its capacity as a Member, except as specifically set forth in this Agreement or except with respect to loans made to the Company. If a return is required of or with respect to any capital contributions, capital account, services rendered or otherwise, no Member shall have the right to receive property other than cash except as may be specifically provided herein.

     SECTION 6.4. MAINTENANCE OF CAPITAL ACCOUNTS. A capital account shall be maintained by the Company for each Member in accordance with Treasury Regulation
Section 1.704-1(b)(2)(iv).

     SECTION 6.5. ALLOCATION OF PROFITS AND LOSSES.

         (a) For purposes of this Agreement, "Profits" and "Losses" mean amounts equal to the Company's taxable income or loss, respectively, for any period from all sources, determined in accordance with Code Section 703(a), adjusted as follows: (i) the income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses pursuant to this definition shall be added to such taxable income or loss; and (ii) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as described in such section pursuant to Regulation Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss.

         (b) Profits shall be allocated to the Members as follows:

              (i) first, to those Members who have deficit balances in their capital accounts, pro rata in proportion to such deficit balances, until such deficit

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balances have been eliminated and the balances in their capital accounts have been restored to zero; and

              (ii) thereafter, in proportion to the capital account balances of all Members immediately preceding such allocation.

         (c) All Losses shall be allocated to the Members in proportion to the capital account balances of all Members immediately preceding such allocation.

         (d) If any Member's capital account would have a deficit balance as a result of an allocation of Losses pursuant to Section 6.5(c), such Losses shall instead be reallocated to Members who have positive capital account balances (in proportion to such balances) and any Losses remaining after the capital accounts of all Members have been reduced to zero shall be allocated to the Members in equal portions.

         (e) The allocation of Profits and Losses to any Members shall be deemed to be an allocation to the Member of the same proportionate part of each separate item of taxable income, gain, loss, deduction or credit which comprises such Profits and Losses.

         (f) Notwithstanding any provision of this Agreement to the contrary, each Member's capital account shall be maintained and adjusted in accordance with the Code, including (i) the adjustments permitted or required by Code
Section 704(b) and, to the extent applicable, the principles expressed in Code
Section 704(c) and the regulations promulgated thereunder, and (ii) adjustments required to maintain capital accounts in accordance with the "substantial economic effect test" set forth in the regulations promulgated under Code
Section 704(b).

     SECTION 6.6. DISTRIBUTIONS. Distributions shall be made (a) only upon unanimous consent of the Members and (b) to each Member first in an amount necessary to equalize the capital account balances of all Members and then in proportion to that Member's positive capital account balance to all such positive balances.

     SECTION 6.7. INTERIM CLOSING OF THE BOOKS. If (a) a new Member is admitted into the Company, (b) a Member transfers its interest in the Company, or (c) a Member's interest in the Company is redeemed, there will be an interim closing of the books of the Company as of the end of the month next preceding the date of the applicable event, and the income and loss of the Company shall then be allocated among the Members as of the end of the month next preceding the date of the applicable event, and for the period commencing after such date and ending on the last day of the Company's fiscal year, as these respective interests shall exist.

ARTICLE 7. LIABILITY; INDEMNIFICATION.

     SECTION 7.1. LIABILITY. The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Company, and no Member will be obligated personally for any such debt, obligation or liability of the Company nor will any Member be personally liable to pay or satisfy any judgment, decree or order of a court against the Company solely by reason of being a member of the Company. Except as otherwise expressly provided in this Agreement, no Member shall have any obligation to make any capital contribution to the Company and no Member shall be obligated to repay to the Company or any other Member any deficit in his capital account arising at any time during the existence of the Company. No Member shall be obligated to repay to the Company, or to any other Member, any deficit in his capital account arising upon the dissolution and liquidation of the Company.

     SECTION 7.2. INDEMNIFICATION. The Company shall indemnify any Member, former Member, or agent, employee or affiliate of any of them who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Company, by reason of the fact that he is or was a Member, or is or was serving at the request of the Company as a manager, member, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     SECTION 7.3. EXPENSES. To the extent that an indemnified person has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 7.2 above, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

     SECTION 7.4. METHOD. Any indemnification under Section 7.2 hereof, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the indemnified person is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 7.2 hereof. Such determination may be by a majority in interest vote of a quorum consisting of Members who were not and are not parties to or threatened with any such action, suit, or proceedings; or by the court of common pleas or the court in which such action, suit, or proceeding was brought.

     SECTION 7.5. NOT EXCLUSIVE. The indemnification authorized by this Article 7 shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under this Agreement or any other agreement, vote of the Members, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     SECTION 7.6. DEFINITIONS.

         (a) As used in this Article 7, references to the "Company" includes Neoprobe-Peptor JV L.L.C. and all constituent limited liability companies in a consolidation or merger and the new or surviving limited liability company, so that any person who is or was a member, manager, director, officer, employee, or agent of such a constituent limited liability company, or is or was serving at the request of such constituent limited liability company as a member, manager, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article with respect to the new or surviving limited liability company as he would if he had served the new or surviving limited liability company in the same capacity.

         (b) For the purposes of this Article 7 and to assure indemnification under this provision of all such persons who are or were "fiduciaries" of an employee benefit plan governed by the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), an "other enterprise" shall be deemed to include an employee benefit plan; the Company shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person or his duties to the Company also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to ERISA shall be deemed "fines"; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

     SECTION 7.7. INSURANCE. The Company may purchase and maintain insurance for its benefit, the benefit of any individual who is entitled to indemnification under this Article 7, or both, against any liability asserted against or incurred by such individual in any capacity or arising out of such individual's service with the Company, whether or not the Com-pany would have the power to indemnify such individual against such liability.

ARTICLE 8. MEMBER ADMISSION AND WITHDRAWAL.

     SECTION 8.1. ADMISSION. Upon the unanimous consent of the Members, a person may be admitted as a new Member provided that it executes and delivers to the Company a written instrument acknowledging that it has received and read a copy of this Agreement and that it agrees to be bound by the terms hereof; whereupon such person shall be deemed to be a Member for all of the purposes of this Agreement.

     SECTION 8.2. WITHDRAWAL. If a Member:

         (a) gives written notice to the other Members of its resignation from the Company; provided that such notice may be given only:

               (i) at any time after the date that is five years after the date hereof,

               (ii) during the continuance of an Event of Deadlock,

               (iii) at any time within 90 days after the Bird Foundation notifies the Company that it will not supply the funding anticipated by Section
2.2 hereof,

               (iv) at any time within 90 days after the termination of either of the Neoprobe output agreements anticipated by Section 2.3(b) or (c) hereof with respect to a notice given by Peptor, or

               (v) the failure of the issuance of or the revocation of any patents for the Peptor Proprietary Proteins or the breach of the terms, or termination, of the license agreement between Peptor Parent and the Company referenced in Section 2.3(a) with respect to a notice given by Neoprobe;

         (b) assigns its interest in the Company pursuant to Article 9 below or attempts to assign such interest in violation of such provisions;

         (c) or, with respect to Peptor, if the Peptor Parent (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudicated a bankrupt or insolvent or has entered against it an order for relief in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature; or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the Member or of all or any substantial part of its properties;

         (d) or, with respect to Peptor, if the Peptor Parent is subject to any proceeding seeking its reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law, or regulation, which proceeding has not been dismissed within 120 days after its commencement, or a trustee, receiver, or liquidator of the Member or of all or any substantial part of its properties, is appointed without its consent or acquiescence and the appointment is not vacated or stayed within 90 days, or within 90 days after the expiration of any such stay, the appointment is not vacated;

         (e) who is an individual, (i) dies, or (ii) is adjudicated incompetent to manage his person or his estate by a court of competent jurisdiction;

         (f) who is acting as a Member by virtue of being a trustee of a trust, suffers the termination of the trust (but not merely the substitution of a new trustee);

         (g) that is a separate limited liability company, suffers the dissolution and commencement of winding up of the separate company;

         (h) that is a corporation or, with respect to Peptor, if the Peptor Parent, (i) files a certificate of dissolution, or its equivalent, or (ii) suffers the revocation of its charter and 90 days pass after the date of notice to the corporation or revocation without a reinstatement of its charter;

         (i) that is an estate, suffers the distribution by the fiduciary of the estate's entire interest in the Company; or

         (j)(i) fails to make a required capital contribution under Section 6.2 within 90 days after a notice of demand is made therefor by a Member who has previously made such required capital contribution and (ii) thereafter is notified by the contributing Member of the contributing Member's decision to exercise its rights to remove the non-contributing Member under this Section;

it shall cease to be a Member ( and may be referred to thereafter as a "Withdrawing Member") and may not thereafter participate or interfere in the management or control of the Company; its interest in the Company shall be immediately converted into an economic interest; it shall thereafter have only an economic interest in the Company as set forth herein, and it shall not be entitled to receive any payment or distribution from the Company other than those that are due in respect of its economic interest. The events described in clauses (a) through (j) of this Section 8.2 may be referred to herein as "Events of Withdrawal".

     SECTION 8.3. OPTION ON EVENT OF WITHDRAWAL.

         (a) Notwithstanding the provisions of Section 8.2, upon an Event of Withdrawal, any Member not subject to such Event of Withdrawal shall have the option to purchase or cause its designee to purchase the interest in the Company of the Withdrawing Member. Such option shall be exercisable by notice to the Withdrawing Member given within 90 days after the date of the Event of Withdrawal which notice shall specify a date for the closing of such purchase. The closing will be held at 10:00 a.m. local time at the main offices of the Company on the date specified in the election notice.

         (b) At the closing, the purchaser shall deliver to the Withdrawing Member a wire transfer or certified or bank check drawn on a reputable bank in an amount equal to the capital account balance of the Withdrawing Member as of the last day of the month first preceding the Withdrawal Event and the Withdrawing Member shall deliver or cause to be delivered evidence of the assignment of its interest in the Company to the purchaser, free and clear of all liens or other adverse claims.

         (c) Upon the closing, the Withdrawing Member shall be released from all obligations arising under this Agreement which relate to periods or circumstances occurring after the date of the closing other than obligations arising under Sections 2.4, 3.1 (b) and (c), 3.2, 5.3 and 13 hereof.

ARTICLE 9. ASSIGNMENT OF COMPANY INTERESTS.

     SECTION 9.1. ASSIGNMENT. The term "assign" and all grammatical versions thereof (e.g. assignment, assigned, etc.) include, but are not limited to, every mode, direct or indirect, absolute or conditional, voluntary or involuntary, by action of law or otherwise, of conveying, transferring or encumbering an interest in the Company; such as sale, gift, grant of a security interest or entry of a charging order or the foreclosure thereof. Any merger or consolidation of or sale or other transfer of the voting securities of a corporate Member shall be deemed to be an assignment of such corporate Member's interest in the Company, if the effect thereof is to cause a change in control of such corporate Member. For this purpose, change in control of any corporate Member means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than such Member or an employee benefit plan created by the Board of Directors of such Member for the benefit of its employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the regulations promulgated by the Securities and Exchange Commission under Section 13(d) of the Exchange Act) of securities issued by such Member having 20% or more of the voting power of all the voting securities issued by such Member in the election of directors at the next meeting of the holders of voting securities to be held for such purpose;
(b) the election of a majority of the directors elected at any meeting of the holders of voting securities of such Member who are persons who were not nominated for such election by the Board of Directors of such Member or a duly constituted committee of such Board of Directors having authority in such matters; (c) the approval by the stockholders of such Member of a merger or consoli-dation with another person, other than a merger or consoli dation in which the holders of such Member's voting securities issued and outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or (d) the approval by the stockholders of such Member of a transfer of substantially all of the assets of such Member to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by such Member or by the holders of such Member's voting securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

     SECTION 9.2. PROHIBITION. A Member's interest in the Company may not be assigned in whole or in part without the prior written consent of each of the Members. Such consent may be withheld by any of the Members, in their discretion which shall not be limited by any concept of fiduciary duty, for any reason or no reason at all. No consent to an assignment of a Member's interest is a consent to any subsequent assignment thereof. Any purported assignment of an interest in the Company not permitted by this Section 9.2 is null and void and of no effect whatsoever.

     SECTION 9.3. EFFECT OF ASSIGNMENT. An assignment of an interest in the Company that is permitted under Section 9.2 above does not dissolve the Company or entitle the assignee to become or exercise any rights of a Member. An assignment of an interest in the Company that is permitted under Section 9.2 above merely entitles the assignee to receive, to the extent assigned, those distributions to which the assignor would be entitled under this Agreement at the times and in the amounts determined under this Agreement and subject to any conditions, defenses or setoffs that would have applied to the assignor had such assignment not been made. A Member ceases to be a Member upon assignment of all of its interest in the Company. Even though an assignment of an interest in the Company has been consented to under Section 9.2, above, such consent is not sufficient to admit the assignee as a Member and no assignee shall be admitted as a Member unless and until it is so admitted under the provisions of Section 8.1, above. In such event, such newly admitted Member shall succeed to the capital account of its predecessor in interest (or a proportionate share of such interest if its assignor assigned less than all of its interest in the Company).

     SECTION 9.4. CONTINUING OBLIGATIONS OF ASSIGNOR. Even though an assignment is permitted under Section 9.2 above, the assignor shall not be discharged or relieved from any liability or obligation that it may have to the Company hereunder or under applicable law, including, but not limited to, the liability to return unlawful distributions to the Company, by reason of such assignment whether or not the assignee has agreed to assume any such liabilities or obligations or is admitted to the Company as a Member, unless and until they are duly paid or performed or the Company has delivered a writing to the assignor expressly releasing it from such obligations and liabilities.

ARTICLE 10. CROSS-PURCHASE OPTION.

     SECTION 10.1. GENERAL. Upon the occurrence of an Event of Deadlock (as defined in Section 10.2), any Member (the "Initiator") shall have the right to compel a sale or purchase of all, but not less than all, of the interests in the Company then held by the other Member (the "Recipient"), on the following terms and conditions:

         (a) The Initiator shall give notice (the "First Notice") to the Recipient of the Initiator's intention to trigger this Section 10.1, which notice shall also set forth a price per dollar of capital account balance as of the last day of the month first preceding the date of the First Notice (the "Specified Price") at which the Initiator is willing to sell its Company interest to the Recipient or buy the Recipient's Company interest.

         (b) Within 30 days after delivery of the First Notice, the Recipient shall deliver a notice (the "Second Notice") to the Initiator of its decision to either purchase the Initiator's Company interest or sell its own Company interests to the Initiator at the Specified Price and specifying a date for the closing of such transaction (which must be a regular business day not later than 60 days from the date of the

Second Notice). Failure of the Recipient to timely deliver the Second Notice shall give the Initiator the right to determine whether to sell its Company interest or to purchase the Recipient's Company interests at the Specified Price.

         (c) The closing will be held at 10:00 a.m. local time at the main offices of the Company on the date specified in the Second Notice (or, if no Second Notice is timely given, the date specified by the Initiator by notice to the Recipient). At the closing, the purchasing party shall deliver to the selling party a wire transfer or certified or bank check drawn on a reputable bank in an amount equal to the Specified Price and the selling party shall deliver or cause to be delivered evidence of the assignment of its Company interest to the purchasing party, free and clear of all liens or other adverse claims.

         (d) Upon the closing, the selling party shall be released from all obligations arising under this Agreement which relate to periods or circumstances occurring after the date of the closing other than obligations arising under Sections 2.4, 3.1(b) and (c), 3.2, 5.3 and 13 hereof.

     SECTION 10.2. EVENT OF DEADLOCK. For the purposes of this Agreement, an "Event of Deadlock" shall be deemed to have occurred if:

         (a) any party to this Agreement files any pleading in any action or proceeding which requests the dissolution, liquidation or reorganization of the Company or the appointment of a custodian or a receiver for its business or properties or which alleges that the Members are deadlocked; or

         (b) the business of the Company is suffering or is threatened with irreparable injury because the Members are so divided respecting the management of the affairs of the Company that the required vote for action by the Members cannot be obtained after mediation has been resorted to in compliance with
Section 10.3.

     SECTION 10.3. MEDIATION. If any dispute arises out of or relates to the operation, dissolution or winding up of the Company and such dispute cannot be settled through negotiations, the parties agree first to try in good faith to settle the matter by (a) face to face discussions between their respective Senior Representatives and, if such discussions are not successful, by (b) mediation under the Commercial Mediation Rules of the American Arbitration Association before resorting to the exercise of the cross-purchase option set forth in this Article 10. The mediator shall be experienced in the bio-technology industry. Any mediation shall be conducted in the English language in the City, County and State of New York. All proceedings before, or information or documents submitted to, any mediator hereunder shall be Confidential Information subject to Section 5.3 above, and shall be held in the strictest confidence by the parties, the mediator and any attorneys participating in the mediation.

ARTICLE 11. MEMBERS' REPRESENTATIONS. Each Member, by its execution of a counterpart of this Agreement, hereby represents and warrants to the Company and each other Member as follows:

     SECTION 11.1. TRANSFER RESTRICTIONS. The Member will not offer for sale, sell or otherwise transfer any interest in the Company unless such interest has been registered under the Securities Act of 1933 (the "Act") and under applicable state securities laws or such interest or its offer, sale or transfer is exempt from such registration and the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Members, to the effect that such interest in the Company or its offer, sale or transfer is so exempt. Any certificate representing any interest in the Company that may be issued shall bear the following legend in larger or other contrasting type or color:

         These securities have not been registered under the Securities Act of 1933. These securities may not be offered for sale, sold or otherwise transferred unless they are registered under the Securities Act of 1933 or they or such offer, sale or transfer are exempt from such registration and the Company has received an opinion of counsel reasonably satisfactory to the Company in form and substance, to that effect.

The provisions of this Section 11.1 are entirely subordinate to the provisions of Article 9 above concerning assignments and they do not create any right to sell or transfer any interest in the Company nor do they create any right to receive, nor any obligation of the Company to issue, any certificate representing any interest in the Company. Neither the Company nor any Member may issue any certificate purporting to represent, evidence or transfer any interest in the Company.

     SECTION 11.2. CONSENTS, ETC. No consent, license, approval or authorization of any governmental body, authority, bureau or agency is required on the part of such Member or any of its affiliates in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated herein.

     SECTION 11.3. INVESTMENT INTENT, INFORMATION. The Member is acquiring its interest for investment and does not have the present intention of reselling or distributing any of its interest. The Member has no contract, undertaking, agreement or arrangement with any person to sell or transfer any of said interest, and the Member has no present plan to enter into any such contract, undertaking, agreement or arrangement. The Member presently does not anticipate any future sale or other disposition of any of its interest, upon the occurrence or non-occurrence of any pre-determined event or circumstance. The Member is aware of the kind of information that would be available in a registration statement under the Act. The Member has had access to the same kind of information about the Company that would be available in such a registration statement and to additional information necessary to verify the accuracy of such information. The Member has such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of this investment and to bear the economic risks of this investment. The Member understands and acknowledges that (a) no market may exist for the resale of the interests, (b) it is purchasing for investment and not for the distribution of the interests, and (c) it is aware of all restrictions imposed by the Company on the further distribution of the interests. The Member understands that the issuance of the interests has not been registered under the Act in reliance upon the exemption contained in Section 4(2) thereof, and that, therefore, the Company is relying to a material extent upon the representations, warranties and agreements set forth in this Agreement.

     SECTION 11.4. DUE ORGANIZATION. If the Member is not a natural person, that such Member is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Member has full power and authority to own its property and to carry on its business as now conducted. Such Member is duly licensed or qualified to do business and is in good standing in each of the jurisdictions in which the failure to be so licensed or qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder.

     SECTION 11.5. AUTHORITY. Such Member has full competence, power and authority to execute and deliver this Agreement and to carry out its obligations hereunder in accordance with the terms and provisions hereof. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other action on the part of each Member not a natural person. This Agreement constitutes the valid and legally binding obligation of such Member, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect relating to creditors' rights generally.

     SECTION 11.6. NO CONFLICTS. The execution, delivery and performance by such Member of this Agreement and the transactions contemplated hereby will not constitute a breach of any term or provision of, or a default under (a) any outstanding indenture, mortgage, loan agreement or other contract or agreement to which such Member or any of its affiliates is a party or by which it or any of its affiliates or its or their property is bound, (b) its certificate or articles of incorporation or bylaws or other constituent documents, to the extent applicable, (c) any law, rule or regulation having applicability to it or any of its affiliates or (d) any order, writ, judgment or decree having applicability to it or any of its affiliates.

     SECTION 11.7. INTELLECTUAL PROPERTY. Each Member has the valid and enforceable right to utilize the intellectual property subject to this Agreement (i.e. the Peptor Proprietary Proteins with respect to

Peptor and the Neoprobe Technology with respect to Neoprobe) as anticipated hereby, free and clear of any and all claims of any third parties other than claims arising under valid, written licenses for the benefit of the applicable Member, true and correct copies of which have been furnished to the other Member and to the Company.

ARTICLE 12. AMENDMENT; DISSOLUTION; LIQUIDATION.

     SECTION 12.1. AMENDMENT. The certificate of formation of the Company may be amended only by a resolution approved unanimously by the Members. This Agreement may be amended or terminated only by a resolution approved unanimously by the Members that is reduced to writing and signed by each of the Members. No purported oral amendment or termination of this Agreement or the certificate of formation shall be effective. No amendment of this Agreement or the certificate of formation shall reduce any Member's capital account other than by payment to the Member or losses incurred by the Company unless it is agreed to in a writing signed by the Member.

     SECTION 12.2. DISSOLUTION. The Company shall be dissolved only upon the occurrence of any of the following events:

         (a) the written consent of all Members adopting a resolution that the Company is dissolved; or

         (b) an Event of Withdrawal occurs with respect to a Member unless the remaining Members holding a majority of the capital accounts and rights to receive allocations of Profit hereunder consent to the continuation of the Company within 90 days following the Event of Withdrawal; or

         (c) the entry of a decree of judicial dissolution under applicable law.

     SECTION 12.3. WINDING-UP. After the dissolution of the Company, the remaining Members who have not suffered an Event of Withdrawal may wind up the affairs of the Company or select a liquidating trustee to wind up the affairs of the Company and may, in the name of and on behalf of the Company which shall continue in existence until the winding up of its affairs is completed, do any of the following:

     - continue the business of the Company in order to maximize its value as a going concern for eventual sale;

     - collect the assets of the Company and gradually settle and close its business;

     - dispose of and convey the property of the Company that will not be distributed in kind to its Members;

     - discharge or make reasonable provision for the liabilities of the Company;

     - prepare and file any tax returns or other governmental reports required in connection with such winding up;

     -   distribute to the Members any remaining assets of the Company;

     - prosecute and defend suits, whether civil, criminal or administrative, and

     - do every other act necessary to wind up and liquidate the business and affairs of the Company.

     SECTION 12.4. DISTRIBUTION OF ASSETS. If the Company is winding up its affairs and liquidating its assets, it shall pay or make reasonable provision to pay all claims and obligations (other than claims of and obligations to Members or former Members for distributions of their capital accounts), including all contingent, conditional, or unmatured claims and obligations that are known to the Company and all claims and obligations that are known to the Company but with respect to which the claimant or obligee is unknown. If there are sufficient assets, the claims and obligations (other than claims of and obligations to Members or former Members for distributions or their capital accounts) shall be paid in full or any provision to pay them shall be made in full. If there are insufficient assets, the claims and obligations shall be paid or provided for according to their priority, and claims and obligations of equal priority shall be paid ratably to the extent of the as-sets available for their payment. Any remaining assets shall be used to distribute to the Members, the remaining balances of their capital accounts on a pro-rata basis.

     SECTION 12.5. TREATMENT OF DEVELOPED TECHNOLOGY. Upon dissolution of the Company all Developed Technology shall, automatically and without further action by any person, be deemed to be assigned to the Members to be held jointly by them. Thereafter, each Member shall have the right to commercially exploit the Developed Technology. Each Member shall take, or shall cause the Company to take, any and all action necessary or reasonably requested in order to vest jointly in each Member all right, title and interest in, to and under the Developed Technology everywhere in the world and to waive any rights which the Company or any of its employees, agents or affiliates may have or claim therein. Specifically, but without limitation, each Member shall take any and all action necessary to cause any patents issued or issuable with respect to any Developed Technology to be held jointly in the names of the Members.

ARTICLE 13. MISCELLANEOUS.

     SECTION 13.1. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

     SECTION 13.2. NON-WAIVER. Neither the failure of nor any delay by any party to this Agreement to enforce any right hereunder or to demand compliance with its terms is a waiver of any right hereunder. No action taken pursuant to this Agreement on one or more occasions is a waiver of any right hereunder or constitutes a course of dealing that modifies this Agreement.

     SECTION 13.3. WAIVERS. No waiver of any right or remedy under this Agreement shall be binding on any Member unless it is in writing and is signed by the Member to be charged or on the Company unless it is approved by two-thirds in interest of the Members, is in writing and is signed by an authorized representative of the Company. No such waiver of any right or remedy under any term of this Agreement shall in any event be deemed to apply to any subsequent default under the same or any other term contained herein.

     SECTION 13.4. SEVERABILITY. The terms of this Agreement are severable and the invalidity of all or any part of any term of this Agreement shall not render invalid the remainder of this Agreement or the remainder of such term. If any term of this Agreement is so broad as to be unenforceable, such term shall be interpreted to be only so broad as is enforceable.

     SECTION 13.5. SUCCESSORS. The terms of this Agreement shall be binding upon and inure to the benefit of the Members, their respective successors and assigns and the Company and its successors and assigns.

     SECTION 13.6. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to give any person other than the parties hereto and their successors, assigns, heirs or personal representatives, any rights or remedies under this Agreement.

     SECTION 13.7. SATURDAYS, SUNDAYS AND HOLIDAYS. Where this Agreement authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day.

     SECTION 13.8. RULES OF CONSTRUCTION. In this Agreement, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender. The names of the parties, the date and the preamble first above written are part of this Agreement. In this

Agreement, the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

     SECTION 13.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing one or more counterparts.

     SECTION 13.10. GOVERNING LAW. The validity, terms, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Delaware.

     SECTION 13.11. ARBITRATION. Any disputes, controversies or claims arising out of or relating to the formation, operation, dissolution or winding up of the Company (including, without limitation, matters related to employee benefit plans sponsored by the Company) or the negotiation, execution, delivery, performance or breach of this Agreement shall be settled by arbitration conducted in the English language in the City, County and State of New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. If the amount claimed or disputed in such arbitration is equal to or more than $100,000, it shall be conducted before a panel of three arbitrators. The arbitrators shall award to the prevailing party, if any, as determined by the arbitrators, all of such prevailing party's costs and fees. Such costs and fees shall include all reasonable pre-award expenses related to the arbitration, including arbitrator's fees, administrative fees, mediation expenses, travel expenses, out-of-pocket expenses such as copying and telephone, court costs, witness fees and attorneys' fees. All proceedings before, or evidence or documents submitted to, any arbitrator hereunder shall be Confidential Information subject to Section 5.3 above, and shall be held in the strictest confidence by the parties, the arbitrators and any attorneys participating therein. Mediation as anticipated by
Section 10.3 hereof shall not be a condition precedent to the submission of a dispute to arbitration hereunder.

     SECTION 13.12. NOTICES. Any notice required or desired to be given to any Member or to the Company shall be in writing and shall be personally delivered or sent by (a) United States first-class certified mail, postage pre-paid, return receipt requested; (b) private courier service utilizing a return receipt or similar written proof of delivery; (c) electronic mail, telecopier, facsimile transmission, telex or telegraph, provided that any notice sent by any method described in this clause (c) shall be confirmed by either of the methods described in clauses (a) and (b). All notices to the Company shall be addressed to the Company at its address set forth in Section 1.4(b) hereof and all notices to a Member addressed to the Member at the address set forth in the Company's records or to such other address as the Company or the Member may previously have specified at least 10 days in advance by like notice. All notices shall be deemed given upon receipt, except that notice sent by the method described in clause (a) shall be deemed given upon the date delivery is made or refused, as evidenced by the return receipt.


                              S I G N A T U R E S:



NEOPROBE CORPORATION                            PEPTOR CORP.



BY: /s/ David C. Bupp                           BY:  Yoram Karmon
   -------------------------------                   ---------------------------
David C. Bupp, President                        Its: President
                                                     ---------------------------

                                                                      SCHEDULE A

- ---------------------------------------------------------------------------------------------------------------
MEMBER NAME                  MEMBER ADDRESS                MEMBER REPRESENTATIVES         INITIAL CAPITAL

- ---------------------------------------------------------------------------------------------------------------
Neoprobe Corporation         425 Metro Place North         David C. Bupp,                 $1,000
                             Suite 400                     representative for
                             Dublin, Ohio 43017            managerial and
                                                           administrative matters
                                                           and Senior Representative

                                                           William A. Eisenhardt,
                                                           representative for
                                                           operational and scientific
                                                           matters
- ---------------------------------------------------------------------------------------------------------------
Peptor Corp.                 Kiryat Weizmann               Dr. Yoram Karmon               $1,000
                             Rehovot 76326
                             ISRAEL
- ---------------------------------------------------------------------------------------------------------------